Exhibit 10.5

EXECUTION VERSION

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PNMAC GMSR ISSUER TRUST,

as Issuer

and

CITIBANK, N.A.,

as Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary

and

PENNYMAC LOAN SERVICES, LLC,

as Servicer and Administrator

and

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC,

as Administrative Agent

and

PENTALPHA SURVEILLANCE LLC,

as Credit Manager

________

AMENDMENT NO. 2

Dated as of June 9, 2022

to the

Third Amended and Restated Base Indenture

Dated as of April 1, 2020

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This Amendment No. 2 (this “Amendment”) to the Existing Base Indenture (as defined below) is entered into as of June 9, 2022, by and among PNMAC GMSR ISSUER TRUST, a statutory trust organized under the laws of the State of Delaware (the “Issuer”), CITIBANK, N.A. (“Citibank”), a national banking association, in its capacity as Indenture Trustee (the “Indenture Trustee”), and as Calculation Agent, Paying Agent and Securities Intermediary (in each case, as defined herein), PENNYMAC LOAN SERVICES, LLC, a limited liability company organized under the laws of the State of Delaware (“PLS”), as administrator (in such capacity, the “Administrator”) and as servicer (in such capacity, the “Servicer”), and CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (“CSFB”), a Delaware limited liability company, as an administrative agent (the “Administrative Agent”), and consented and agreed to by Credit Suisse AG, Cayman Islands Branch (“CSCIB”), as a buyer, and Citibank, N.A. (“Citi Buyer” and together with CSCIB, the “Buyers” and each, a “Buyer”), as a buyer.  Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Existing Base Indenture.

W I T N E S S E T H:

WHEREAS, the Issuer, Citibank, as Indenture Trustee, as calculation agent (in such capacity, the “Calculation Agent”), as paying agent (in such capacity, the “Paying Agent”) and as securities intermediary (in such capacity, the “Securities Intermediary”), the Administrator, the Servicer, the Administrative Agent and the Credit Manager are parties to that certain Third Amended and Restated Base Indenture, dated as of April 1, 2020 (as amended by Amendment No. 1, dated as of June 8, 2022, and as may be further amended, restated, supplemented, or otherwise modified from time to time, the “Existing Base Indenture”);

WHEREAS, the Issuer, the Indenture Trustee, the Administrator, the Servicer and the Administrative Agent have agreed, subject to the terms and conditions of this Amendment, that the Existing Base Indenture be amended to reflect certain agreed upon revisions to the terms of the Existing Base Indenture;

WHEREAS, pursuant to Section 12.1(b) of the Existing Base Indenture, the Issuer, the Indenture Trustee, the Administrator, the Servicer and the Administrative Agent (in its sole and absolute discretion) may amend the Existing Base Indenture for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of the Existing Base Indenture, without the consent of any of the Noteholders or any other Person, upon (i) delivery of an Issuer Tax Opinion, (ii) delivery to the Indenture Trustee of an Officer’s Certificate to the effect that the Issuer reasonably believes that such amendment could not have a material Adverse Effect on any Outstanding Notes and is not reasonably expected to have a material Adverse Effect at any time in the future, and (iii) each Note Rating Agency currently rating the Outstanding Notes confirms in writing to the Indenture Trustee that such amendment will not cause a Ratings Effect on any Outstanding Notes;

WHEREAS, pursuant to Section 12.3 of the Existing Base Indenture, the Issuer shall also deliver to the Indenture Trustee an Opinion of Counsel stating that the execution of such amendment to the Existing Base Indenture is authorized and permitted by the Existing Base Indenture and that all conditions precedent thereto have been satisfied (the “Authorization

Opinion”), and pursuant to Section 1.3 of the Existing Base Indenture, the Issuer will furnish to the Indenture Trustee (1) an Officer’s Certificate stating that all conditions precedent, if any, provided for in the Existing Base Indenture relating to the proposed action have been complied with and (2) except as provided below, an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with; and

WHEREAS, pursuant to Section 11.1 of the Trust Agreement, prior to the execution of any amendment to any Transaction Documents to which the Trust is a party, the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by the Trust Agreement and that all conditions precedent have been met.

NOW THEREFORE, in consideration of the premises and mutual agreements herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Issuer, the Indenture Trustee, the Administrator, the Servicer and the Administrative Agent hereby agree as follows:

SECTION 1.  Amendments to the Existing Base Indenture.

(a)Section 1.1 of the Existing Base Indenture is hereby amended by adding the following definitions in proper alphabetical order:

SPIA Deposit Reinstatement Notice: As defined in the PC Repurchase Agreement.

SPIA Deposit Suspension Notice: As defined in the PC Repurchase Agreement.

(b)Section 3.2(a) is hereby amended by adding the following sentence as the last sentence of such subsection:

To the extent a SPIA Deposit Suspension Notice has been delivered and not subsequently superseded by a SPIA Deposit Reinstatement Notice pursuant to the PC Repurchase Agreement, the Administrator shall not be required to deliver information with respect to the SPIA VFN in connection with any Interim Payment Date Report.

(c)Section 3.3(d) is hereby amended by deleting in its entirety and replacing it with the following:

(d) Annual Lien Opinion.  Within one hundred (100) days after the end of each fiscal year of the Administrator, beginning with the fiscal year ending on December 31, 2016, the Administrator shall deliver to the Indenture Trustee an Opinion of Counsel from outside counsel to the effect that, subject to Ginnie Mae Requirements, (i) the Indenture Trustee has a perfected security interest in the Participation Certificates attributable to the Designated PCs identified in an exhibit to such opinion as Designated PCs, and that, based on a review of UCC search reports (copies of which shall be attached thereto) and review of other certifications and other materials, (x) there are no UCC-1 filings indicating an Adverse Claim with respect to such Participation Certificates that has not been released, (y) either (A) stating that, from the date of the previous annual lien opinion until the date of the opinion for the current fiscal year, in the opinion of such counsel, such action has been taken with respect to the execution and filing of any financing statements and continuation statements as is necessary to maintain the perfected security interest of the Indenture Trustee in the Participation Certificates or (B) stating that in the opinion of such counsel no such action was necessary to maintain such lien and security interest and (z) stating any actions that, in the opinion of such counsel, will need to be taken with respect to the execution and filing of any financing statements and continuation statements in order to maintain the perfected security interest of the Indenture Trustee in the Participation Certificate through April 10 in the following year, and(ii) the Issuer has a perfected security interest in the Repurchase Assets under the PC Repurchase Agreement, and that, based on a review of UCC search reports (copies of which shall be attached thereto) and review of other certifications and other materials, (x) there are no UCC-1 filings indicating an Adverse Claim with respect to such Repurchase Assets that has not been released, (y) either (A) stating that, from the date of the previous annual lien opinion until the date of the opinion for the current fiscal year, in the opinion of such counsel, such action has been taken with respect to the execution and filing of any financing statements and continuation statements as is necessary to maintain the perfected security interest of the Issuer in the Repurchase Assets or (B) stating that in the opinion of such counsel no such action was necessary to maintain such lien and security interest and (z) stating any actions that, in the opinion of such counsel, will need to be taken with respect to the execution and filing of any financing statements and continuation statements in order to maintain the perfected security interest of the Issuer in the Repurchase Assets through April 10 in the following year.

SECTION 2.  Consent.  Each of the Issuer, the Indenture Trustee, the Administrator, the Servicer, the Administrative Agent, CSCIB, as a Buyer under the Series 2016-MSRVF1 Repurchase Agreement and the Series 2020-SPIADVF1 Repurchase Agreement, and Citi Buyer, as a Buyer under the Series 2016-MSRVF1 Repurchase Agreement and the Series 2020-SPIADVF1 Repurchase Agreement hereby consents to this Amendment.

SECTION 3.Authorization and Direction.  The Indenture Trustee is hereby authorized and directed to execute Amendment No. 1 to the Amended and Restated PC Repurchase Agreement, dated as of June 9, 2022, by and among the Issuer, the Indenture Trustee, PLS, the Guarantor, the Administrative Agent, and consented to by Credit Suisse AG, Cayman Islands Branch and Citibank, N.A., collectively, as buyers of 100% of the Variable Funding Notes.

SECTION 4.  Conditions to Effectiveness of this Amendment.  This Amendment shall become effective upon the latest to occur of the following:

(a)the execution and delivery of this Amendment by all parties hereto;

(b)prior notice to each Note Rating Agency that is presently rating any Outstanding Notes and each Note Rating Agency currently rating the Outstanding Notes confirms in writing to the Indenture Trustee that this Amendment will not cause a Ratings Effect on any Outstanding Notes;

(c)the delivery of an Authorization Opinion;

(d)the delivery of an Issuer Tax Opinion;

(e)the Administrative Agent shall have provided its prior written consent to this Amendment;

(f)the Issuer shall have furnished to the Indenture Trustee (1) an Officer’s Certificate stating that all conditions precedent, if any, provided for in the Existing Base Indenture relating to the proposed action have been complied with and (2) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with; and

(g)the delivery of an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by the Trust Agreement and that all conditions precedent have been met;

SECTION 5.  No Default; Representations and Warranties.  PLS and the Issuer each hereby represents and warrants to the Indenture Trustee and the Administrative Agent that as of the date hereof it is in compliance with all the terms and provisions set forth in the Existing Base Indenture on its part to be observed or performed and remains bound by the terms thereof, and that no Event of Default has occurred or is continuing on the date hereof, and hereby confirms and reaffirms the representations and warranties contained in Section 9.1 of the Existing Base Indenture.

SECTION 6.  Single Agreement.  Except as expressly amended and modified by this Amendment, all of the terms and conditions of the Existing Base Indenture remain in full force and effect and are hereby reaffirmed.

SECTION 7.  Successors and Assigns.  This Amendment shall be binding upon the parties hereto and their respective successors and assigns.

SECTION 8.  Severability.  Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 9.  GOVERNING LAW.  THIS AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT, TORT OR OTHERWISE) BASED UPON, ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS AMENDMENT, THE TRANSACTIONS CONTEMPLATED BY THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES HERETO, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HERETO WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING THE STATUTES OF LIMITATIONS AND OTHER PROCEDURAL LAWS THEREOF, WITHOUT REFERENCE TO THE CONFLICT OF LAW PRINCIPLES THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH SHALL APPLY) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 10.  Counterparts.  This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.  The parties agree that this Amendment may be accepted, executed or agreed to through the use of an electronic signature in accordance with the Electronic Signatures in Global and National Commerce Act, 15 U.S.C. § 7001 et seq, Official Text of the Uniform Electronic Transactions Act as approved by the National Conference of Commissioners on Uniform State Laws at its Annual Conference on July 29, 1999 and any applicable state law. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third party electronic signature capture service with appropriate document access tracking, electronic signature tracking and document retention.

SECTION 11. Owner Trustee Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by Wilmington Savings Fund Society, FSB (“WSFS”), not individually or personally but solely in its capacity as Owner Trustee under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it thereunder, (b) each of the representations, warranties, undertakings, obligations and agreements herein made on the part of the Issuer is made and intended not as personal representations, warranties, undertakings, obligations and agreements by WSFS but is made and intended for the purpose of binding only, and is binding only on, the Issuer, (c) nothing herein contained shall be construed as creating any liability on WSFS, individually or personally, to perform any covenant or obligation of the Issuer, either expressed or implied, contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) WSFS has not made and will not make any investigation as to the accuracy or completeness of any representations or warranties made by the Issuer in this Amendment or any related document delivered pursuant hereto and (e) under no circumstances shall WSFS be personally liable for the payment of any indebtedness, indemnities or expenses of the Issuer, or be liable for the performance, breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer or by WSFS as Owner Trustee on behalf of the Issuer under this Amendment or any other related documents, as to all of which recourse shall be had solely to the assets of the Issuer.

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.

PNMAC GMSR ISSUER TRUST, as Issuer

By: Wilmington Savings Fund Society, FSB, not in its individual capacity but solely as Owner Trustee

By:	/s/ Mary Emily Pagano
Name:	Mary Emily Pagano
Title:	Assistant Vice President

[PNMAC GMSR ISSUER TRUST – Amendment No. 2 to Third A&R Base Indenture]

CITIBANK, N.A., as Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary and not in its individual capacity

By:	/s/ Valerie Delgado
Name:	Valerie Delgado
Title:	Senior Trust Officer

[PNMAC GMSR ISSUER TRUST – Amendment No. 2 to Third A&R Base Indenture]

PENNYMAC LOAN SERVICES, LLC, as Servicer and as Administrator

By:	/s/ Pamela Marsh
Name:	Pamela Marsh
Title:	Senior Managing Director and Treasurer

[PNMAC GMSR ISSUER TRUST – Amendment No. 2 to Third A&R Base Indenture]

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as Administrative Agent

By:	/s/ Dominic Obaditch
Name:	Dominic Obaditch
Title:	Vice President

Consented and Agreed to By:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Buyer

By:	/s/ Dominic Obaditch
Name:	Dominic Obaditch
Title:	Authorized Signatory

By:	/s/ Margaret D. Dellafera
Name:	Margaret D. Dellafera
Title:	Authorized Signatory

[PNMAC GMSR ISSUER TRUST – Amendment No. 2 to Third A&R Base Indenture]

Consented and Agreed to By:

CITIBANK, N.A., as a Buyer

By:	/s/ Arunthathi Theivakumaran
Name:	Arunthathi Theivakumaran
Title:	Vice President

[PNMAC GMSR ISSUER TRUST – Amendment No. 2 to Third A&R Base Indenture]